UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2024

US FOODS HOLDING CORP.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-37786 (Commission File Number)	26-0347906 (I.R.S. Employer Identification Number)

9399 W. Higgins Road, Suite 100

Rosemont, IL 60018

(Address of principal executive offices) (Zip code)

(847) 720-8000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.01	USFD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introduction

On May 15, 2024, US Foods Holding Corp. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders approved an amendment to the US Foods Holding Corp. Amended and Restated Employee Stock Purchase Plan (the “ESPP”), which had been previously approved by the Board of Directors of the Company, subject to stockholder approval. As further amended, the number of shares of the Company’s common stock available for issuance under the ESPP has been increased from 4,750,000 to 8,250,000 shares.

A copy of the ESPP, as so amended, is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The matters voted upon by the Company’s stockholders at the Annual Meeting and the voting results are set forth below.

Proposal 1: Election of Directors

At the Annual Meeting, the Company’s stockholders elected nine director nominees to the Company’s Board of Directors, to hold office for one-year terms expiring at the Company’s 2025 annual meeting of stockholders and until their successors are duly elected and qualified. The following is a breakdown of the voting results.

Nominee	For	Against	Abstain	Broker Non-Votes
Cheryl A. Bachelder	220,803,305	4,538,953	132,258	8,522,599
Robert M. Dutkowsky	224,903,209	434,335	136,972	8,522,599
David E. Flitman	225,119,778	215,689	139,049	8,522,599
Marla Gottschalk	224,859,533	480,452	134,531	8,522,599
Sunil Gupta	224,825,474	512,866	136,176	8,522,599
Carl Andrew Pforzheimer	225,163,198	171,395	139,923	8,522,599
Quentin Roach	223,798,379	1,539,642	136,495	8,522,599
David M. Tehle	223,797,999	1,536,090	140,427	8,522,599
Ann E. Ziegler	222,681,616	2,652,533	140,367	8,522,599

Proposal 2: Advisory Vote on Executive Compensation

At the Annual Meeting, the stockholders approved, on a non-binding advisory basis, the compensation paid to the Company’s named executive officers, as disclosed in the Proxy Statement. The following is a breakdown of the voting results.

For	Against	Abstain	Broker Non-Votes
212,138,410	13,114,551	221,555	8,522,599

Proposal 3: Approval of an Amendment to the Employee Stock Purchase Plan

At the Annual Meeting, the stockholders approved an amendment to the ESPP to increase the number of shares available for issuance. The following is a breakdown of the voting results.

For	Against	Abstain	Broker Non-Votes
225,233,747	140,811	99,958	8,522,599

Proposal 4: Ratification of the Appointment of the Independent Registered Public Accounting Firm

At the Annual Meeting, the stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal year 2024. The following is a breakdown of the voting results.

For	Against	Abstain	Broker Non-Votes
232,756,312	1,035,834	204,969	-

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	US Foods Holding Corp. Amended and Restated Employee Stock Purchase Plan (incorporated by reference to Appendix B of the Definitive Proxy Statement on Schedule 14A filed with the SEC on April 2, 2024).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

US FOODS HOLDING CORP.
Dated: May 17, 2024
	By:	/s/ Martha Ha
	Name:	Martha Ha
	Title:	EVP, General Counsel and Corporate Secretary